Exhibit 3(i)

MICHIGAN DEPARTMENT OF LICENSING AND REGULATORY AFFAIRS

CORPORATIONS, SECURITIES & COMMERCIAL LICENSING BUREAU

Effective Date: JUN 17 2015

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For Use by Domestic Profit and Nonprofit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The present name of the corporation is: Syntel, Inc.

2.	The identification number assigned by the Bureau is: 202-412

3.	Article III of the Articles of Incorporation is hereby amended to read as follows:

See attached Exhibit A

4.	[Not Applicable]

5.	Profit Corporation Only: Shareholder or Board Approval

The foregoing amendment to the Articles of Incorporation proposed by the board was duly adopted on the 2nd day of June, 2015 by the shareholders at a meeting in accordance with Section 611(3) of the Act.

Profit Corporations and Professional Service Corporations

Signed this 3rd day of June, 2015

By	/s/ Byron S. Collier
Byron S. Collier, Assistant Secretary

EXHIBIT A

ARTICLE III

The total authorized capital stock of the corporation is as follows:

(i)	200,000,000 shares of Common Stock; and

(ii)	5,000,000 shares of Preferred Stock.

A statement of the designations, relative rights, preferences and limitations of the shares of each class is as follows:

Preferred Stock

Subject to the limitations and restrictions set forth in this Article III, and without action or approval by the shareholders, the Board of Directors is authorized and empowered at any time, and from time to time, to designate and issue any authorized and unissued shares of Preferred Stock (whether or not previously designated as shares of a particular series, and including Preferred Stock of any series issued and thereafter acquired by the corporation) as shares of one or more series, hereby or hereafter to be designated. Each different series of Preferred Stock may vary as to dividend rate, redemption price, liquidation price, voting rights and conversion rights, if any, all of which shall be fixed as hereinafter provided. Each series of Preferred Stock issued hereunder shall be so designated as to distinguish the shares thereof from the shares of the other series and classes. All shares of Preferred Stock of any one series shall be alike in every particular.

The rights, qualifications, limitations or restrictions of each series of Preferred Stock shall be as stated and expressed in the resolution or resolutions adopted by the Board of Directors which provides for the issuance of such series, which resolutions shall determine, fix or alter the following:

(1) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

(2) The rate of the annual dividends thereon and the relation which such dividends shall bear to the dividends payable on any other class of capital stock or on any other series of Preferred Stock, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether and upon what conditions such dividends shall be cumulative and if cumulative, the date or dates from which dividends shall accumulate;

(3) The amount per share, if any, which the holders of Preferred Stock of such series shall be entitled to receive, in addition to any dividends accrued and unpaid thereon, (a) upon the redemption thereof, plus the premium payable upon redemption, if any; or (b) upon the voluntary liquidation, dissolution or winding up of the corporation; or (c) upon the involuntary liquidation, dissolution or winding up of the corporation;

(4) The conversion or exchange rights, if any, of such series, including without limitation, the price or prices, rate or rates, provisions for the adjustment thereof (including provisions for protection against the dilution or impairment of such rights), and all other terms and conditions upon which Preferred Stock constituting such series may be convertible into, or exchangeable for shares of any other class or classes or series;

(5) Whether the shares of such series shall be redeemable, and, if redeemable, whether redeemable for cash, property or rights, including securities of any other corporation, at the option of either the holder or the corporation or upon the happening of a specified event, the limitations and restrictions with respect to such redemption, the time or times when, the price or prices or rate or rates at which, the adjustments with which and the manner in which such shares shall be redeemable, including the manner of selecting shares of such series for redemption if less than all shares are to be redeemed;

(6) Whether the shares of such series shall be subject to the operation of a purchase, retirement, or sinking fund, and, if so, whether and upon what conditions such purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to which and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

(7) The voting rights per share, if any, of each such series, and whether and under what conditions the shares of such series (alone or together with the shares of one or more other series) shall be entitled to vote separately as a single class;

(8) Whether the issuance of any additional shares of such series, or of any shares of any other series shall be subject to restrictions as to issuance or as to the power, preferences or rights of any such other series; and

(9) Any other preferences, privileges and powers and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of these Articles of Incorporation.

Any resolution of the Board of Directors establishing and designating a series of Preferred Stock and fixing and determining the relevant rights and preferences thereof shall be appropriately filed with the State of Michigan as an amendment to the Articles of Incorporation.

Common Stock

None of the Common Stock shall be entitled to any preferences, and each share of Common Stock shall be equal to every other share of such class of stock in every respect.

After payment or declaration of full cumulative dividends on all shares having priority over the Common Stock as to dividends, and after making all sinking or retirement fund payments on all series of Preferred Stock and on any other stock of the corporation ranking as to dividends or assets prior to the Common Stock providing for the same, dividends on the Common Stock may be declared and paid, but only when and as determined by the Board of Directors.

On any dissolution, liquidation or winding up of the corporation, after there shall have been paid to or set aside for the holders of all shares having priority over the Common Stock the full preferential amounts to which they are respectively entitled, the holders of the Common Stock shall be entitled to receive pro rata all the remaining assets of the corporation available for distribution to its shareholders.

At all meetings of shareholders of the corporation, the holders of the Common Stock shall be entitled to one vote for each share of Common Stock held by them of record.

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH

BUREAU OF COMMERCIAL SERVICES

Effective Date: June 29, 2005

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For Use by Domestic Profit and Nonprofit Corporations

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The present name of the corporation is: Syntel, Inc.

2.	The identification number assigned by the Bureau is: 202-412

6.	Article VI of the Articles of Incorporation is hereby amended to read as follows:

ARTICLE VI

The number of directors which shall constitute the whole Board of Directors shall be the number from time to time fixed by the Board of Directors, and such number of directors so fixed may be changed only by the affirmative vote of at least two-thirds of the directors then in office. Directors shall be elected at each annual meeting of the shareholders, each to hold office until the next annual meeting of shareholders and until the director’s successor is elected and qualified, or until the director’s resignation or removal. During the intervals between annual meetings of shareholders, any vacancy occurring in the Board of Directors caused by resignation, removal, death or incapacity, and any newly created directorships resulting from an increase in the number of directors, shall be filled only by a majority vote of the directors then in office, whether or not a quorum. Each director chosen to fill a vacancy shall hold office until the next annual meeting of shareholders. Each director chosen to fill a newly created directorship shall hold office until the next annual meeting of shareholders. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Any director may be removed from office as a director at any time, but only for cause, by the affirmative vote of shareholders of record holding a majority of the outstanding shares of stock of the corporation entitled to vote in elections of directors given at a meeting of the shareholders specifically called for that purpose.

7.	[Not Applicable]

8.	The foregoing amendment to the Articles of Incorporation was duly adopted on the 2nd day of June, 2005 by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation, at a meeting the necessary votes were cast in favor of the amendment.

Signed this 8th day of June, 2005

By	/s/ Daniel M. Moore
Daniel M. Moore, Chief Administrative Officer

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES

CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU

Effective Date: Sep 21 1998

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For Use by Domestic Profit and Nonprofit Corporations

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.	The present name of the corporation is: Syntel, Inc.

2.	The identification number assigned by the Bureau is: 202-412

9.	Article III of the Articles of Incorporation is hereby amended to read as follows:

See the attached Exhibit A

10.	[Not Applicable]

11.	The foregoing amendment to the Articles of Incorporation was duly adopted on the 18th day of May, 1998 by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation, at a meeting the necessary votes were cast in favor of the amendment.

Signed this 20th day of July, 1998

By	/s/ Byron S. Collier
Byron S. Collier, Assistant Secretary

EXHIBIT A

ARTICLE III

The total authorized capital stock of the corporation is as follows:

(i)	100,000,000 shares of Common Stock; and

(ii)	5,000,000 shares of Preferred Stock.

A statement of the designations, relative rights, preferences and limitations of the shares of each class is as follows:

Preferred Stock

Subject to the limitations and restrictions set forth in this Article III, and without action or approval by the shareholders, the Board of Directors is authorized and empowered at any time, and from time to time, to designate and issue any authorized and unissued shares of Preferred Stock (whether or not previously designated as shares of a particular series, and including Preferred Stock of any series issued and thereafter acquired by the corporation) as shares of one or more series, hereby or hereafter to be designated. Each different series of Preferred Stock may vary as to dividend rate, redemption price, liquidation price, voting rights and conversion rights, if any, all of which shall be fixed as hereinafter provided. Each series of Preferred Stock issued hereunder shall be so designated as to distinguish the shares thereof from the shares of the other series and classes. All shares of Preferred Stock of any one series shall be alike in every particular.

The rights, qualifications, limitations or restrictions of each series of Preferred Stock shall be as stated and expressed in the resolution or resolutions adopted by the Board of Directors which provides for the issuance of such series, which resolutions shall determine, fix or alter the following:

(1) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

(2) The rate of the annual dividends thereon and the relation which such dividends shall bear to the dividends payable on any other class of capital stock or on any other series of Preferred Stock, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether and upon what conditions such dividends shall be cumulative and if cumulative, the date or dates from which dividends shall accumulate;

(3) The amount per share, if any, which the holders of Preferred Stock of such series shall be entitled to receive, in addition to any dividends accrued and unpaid thereon, (a) upon the redemption thereof, plus the premium payable upon redemption, if any; or (b) upon the voluntary liquidation, dissolution or winding up of the corporation; or (c) upon the involuntary liquidation, dissolution or winding up of the corporation;

(4) The conversion or exchange rights, if any, of such series, including without limitation, the price or prices, rate or rates, provisions for the adjustment thereof (including provisions for protection against the dilution or impairment of such rights), and all other terms and conditions upon which Preferred Stock constituting such series may be convertible into, or exchangeable for shares of any other class or classes or series;

(5) Whether the shares of such series shall be redeemable, and, if redeemable, whether redeemable for cash, property or rights, including securities of any other corporation, at the option of either the holder or the corporation or upon the happening of a specified event, the limitations and restrictions with respect to such redemption, the time or times when, the price or prices or rate or rates at which, the adjustments with which and the manner in which such shares shall be redeemable, including the manner of selecting shares of such series for redemption if less than all shares are to be redeemed;

(6) Whether the shares of such series shall be subject to the operation of a purchase, retirement, or sinking fund, and, if so, whether and upon what conditions such purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to which and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

(7) The voting rights per share, if any, of each such series, and whether and under what conditions the shares of such series (alone or together with the shares of one or more other series) shall be entitled to vote separately as a single class;

(8) Whether the issuance of any additional shares of such series, or of any shares of any other series shall be subject to restrictions as to issuance or as to the power, preferences or rights of any such other series; and

(9) Any other preferences, privileges and powers and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of these Articles of Incorporation.

Any resolution of the Board of Directors establishing and designating a series of Preferred Stock and fixing and determining the relevant rights and preferences thereof shall be appropriately filed with the State of Michigan as an amendment to the Articles of Incorporation.

Common Stock

None of the Common Stock shall be entitled to any preferences, and each share of Common Stock shall be equal to every other share of such class of stock in every respect.

After payment or declaration of full cumulative dividends on all shares having priority over the Common Stock as to dividends, and after making all sinking or retirement fund payments on all series of Preferred Stock and on any other stock of the corporation ranking as to dividends or assets prior to the Common Stock providing for the same, dividends on the Common Stock may be declared and paid, but only when and as determined by the Board of Directors.

On any dissolution, liquidation or winding up of the corporation, after there shall have been paid to or set aside for the holders of all shares having priority over the Common Stock the full preferential amounts to which they are respectively entitled, the holders of the Common Stock shall be entitled to receive pro rata all the remaining assets of the corporation available for distribution to its shareholders.

At all meetings of shareholders of the corporation, the holders of the Common Stock shall be entitled to one vote for each share of Common Stock held by them of record.

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES

CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU

CID Number: 202 - 412

RESTATED ARTICLES OF INCORPORATION

For use by domestic profit corporations

Pursuant to the provisions of Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Articles:

1.	The present name of the corporation is:	Syntel, Inc.

2.	The corporation identification number (CID) assigned by the Bureau is:	202-412

3.	All former names of the corporation are:	Systems International, Inc.

4.	The date of filing the original Articles of Incorporation was:	April 15, 1980.

The following Restated Articles of Incorporation supersede the Articles of Incorporation as amended and shall be the Articles of Incorporation for the corporation:

ARTICLE I

The name of the corporation is Syntel, Inc.

ARTICLE II

The purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan, as it exists on the date hereof and as it may be amended from time to time hereafter (the “Michigan Business Corporation Act”).

ARTICLE III

The total authorized capital stock of the corporation is as follows:

(i)	40,000,000 shares of Common Stock; and

(ii)	5,000,000 shares of Preferred Stock.

A statement of the designations, relative rights, preferences and limitations of the shares of each class is as follows:

Preferred Stock

Subject to the limitations and restrictions set forth in this Article III, and without action or approval by the shareholders, the Board of Directors is authorized and empowered at any time, and from time to time, to designate and issue any authorized and unissued shares of Preferred Stock (whether or not previously designated as shares of a particular series, and including Preferred Stock of any series issued and thereafter acquired by the corporation) as shares of one or more series, hereby or hereafter to be designated. Each different series of Preferred Stock may vary as to dividend rate, redemption price, liquidation price, voting rights and conversion rights, if any, all of which shall be fixed as hereinafter provided. Each series of Preferred Stock issued hereunder shall be so designated as to distinguish the shares thereof from the shares of the other series and classes. All shares of Preferred Stock of any one series shall be alike in every particular.

The rights, qualifications, limitations or restrictions of each series of Preferred Stock shall be as stated and expressed in the resolution or resolutions adopted by the Board of Directors which provides for the issuance of such series, which resolutions shall determine, fix or alter the following:

(1) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

(2) The rate of the annual dividends thereon and the relation which such dividends shall bear to the dividends payable on any other class of capital stock or on any other series of Preferred Stock, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether and upon what conditions such dividends shall be cumulative and if cumulative, the date or dates from which dividends shall accumulate;

(3) The amount per share, if any, which the holders of Preferred Stock of such series shall be entitled to receive, in addition to any dividends accrued and unpaid thereon, (a) upon the redemption thereof, plus the premium payable upon redemption, if any; or (b) upon the voluntary liquidation, dissolution or winding up of the corporation; or (c) upon the involuntary liquidation, dissolution or winding up of the corporation;

(4) The conversion or exchange rights, if any, of such series, including without limitation, the price or prices, rate or rates, provisions for the adjustment thereof (including provisions for protection against the dilution or impairment of such rights), and all other terms and conditions upon which Preferred Stock constituting such series may be convertible into, or exchangeable for shares of any other class or classes or series;

(5) Whether the shares of such series shall be redeemable, and, if redeemable, whether redeemable for cash, property or rights, including securities of any other corporation, at the option of either the holder or the corporation or upon the happening of a specified event, the limitations and restrictions with respect to such redemption, the time or times when, the price or prices or rate or rates at which, the adjustments with which and the manner in which such shares shall be redeemable, including the manner of selecting shares of such series for redemption if less than all shares are to be redeemed;

(6) Whether the shares of such series shall be subject to the operation of a purchase, retirement, or sinking fund, and, if so, whether and upon what conditions such purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to which and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

(7) The voting rights per share, if any, of each such series, and whether and under what conditions the shares of such series (alone or together with the shares of one or more other series) shall be entitled to vote separately as a single class;

(8) Whether the issuance of any additional shares of such series, or of any shares of any other series shall be subject to restrictions as to issuance or as to the power, preferences or rights of any such other series; and

(9) Any other preferences, privileges and powers and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of these Articles of Incorporation.

Any resolution of the Board of Directors establishing and designating a series of Preferred Stock and fixing and determining the relevant rights and preferences thereof shall be appropriately filed with the State of Michigan as an amendment to the Articles of Incorporation.

Common Stock

None of the Common Stock shall be entitled to any preferences, and each share of Common Stock shall be equal to every other share of such class of stock in every respect.

After payment or declaration of full cumulative dividends on all shares having priority over the Common Stock as to dividends, and after making all sinking or retirement fund payments on all series of Preferred Stock and on any other stock of the corporation ranking as to dividends or assets prior to the Common Stock providing for the same, dividends on the Common Stock may be declared and paid, but only when and as determined by the Board of Directors.

On any dissolution, liquidation or winding up of the corporation, after there shall have been paid to or set aside for the holders of all shares having priority over the Common Stock the full preferential amounts to which they are respectively entitled, the holders of the Common Stock shall be entitled to receive pro rata all the remaining assets of the corporation available for distribution to its shareholders.

At all meetings of shareholders of the corporation, the holders of the Common Stock shall be entitled to one vote for each share of Common Stock held by them of record.

ARTICLE IV

The address and the mailing address of the current registered office of the corporation is 2800 Livernois, Suite 400, Troy, Michigan 48083. The name of the resident agent at the registered office is Daniel M. Moore.

ARTICLE V

When a compromise or arrangement or a plan or reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number, and representing three-fourths in value of claims, of the creditors or class of creditors, or if the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization representing three-fourths of such shares, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

ARTICLE VI

At the effective date of these Restated Articles of Incorporation, the Board of Directors shall be divided into three classes as nearly equal in number as possible, with the term of office of one class expiring each year. The Board of Directors shall by resolution designate the directors for each class, and directors in the first class (Class I) shall hold office for a term expiring at the annual meeting of shareholders in 1998, directors of the second class (Class II) shall hold office for a term expiring at the next succeeding annual meeting, and directors of the third class (Class III) shall be elected to hold office for a term expiring at the third succeeding annual meeting. The number of directors which shall constitute the whole Board of Directors shall be the number from time to time fixed by the Board of Directors, and such number of directors so fixed may be changed only by the affirmative vote of at least two-thirds of the directors then in office. During the intervals between annual meetings of shareholders, any vacancy occurring in the Board of Directors caused by resignation, removal, death or incapacity, and any newly created directorships resulting from an increase in the number of directors, shall be filled only by a majority vote of the directors then in office, whether or not a quorum. Each director chosen to fill a vacancy shall hold office for the unexpired term of the Class in which such vacancy occurred. Each director chosen to fill a newly created directorship shall hold office until the next election of the Class for which such director shall have been chosen. When the number of directors is changed, any newly created directorships or any decrease in directorships shall be so apportioned among the Classes as to make all Classes as nearly equal in number as possible. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. Any director may be removed from office as a director at any time, but only for cause, by the affirmative vote of shareholders of record holding a majority of the outstanding shares of stock of the corporation entitled to vote in elections of directors given at a meeting of the shareholders specifically called for that purpose.

ARTICLE VII

No director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following: (i) a breach of the director’s duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law; (iii) a violation of Section 551(1) of the Michigan Business Corporation Act; or (iv) any transaction from which the director derived an improper personal benefit. If the Michigan Business Corporation Act hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Business Corporation Act as so amended. No amendment or repeal of this Article VIII shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

ARTICLE VIII

Directors and officers of the corporation shall be indemnified in connection with any actual or threatened action or proceeding (including civil, criminal, administrative or investigative proceedings) arising out of their service to the corporation or to another organization at the corporation’s request, and shall be paid expenses incurred in defending any such proceeding in advance of its final disposition to the fullest extent permitted by law. Persons who are not directors or officers of the corporation may be similarly indemnified in respect of such service to the extent authorized at any time by the Board of Directors or the Bylaws of the corporation. The provisions of this Article shall be applicable to actions or proceedings commenced after the adoption hereof, whether arising from acts or omissions occurring before or after the adoption hereof, and to persons who have ceased to be directors, officers or employees, and shall inure to the benefit of their heirs, executors and administrators. The right to indemnification and advancement of expenses conferred hereunder shall be a contract right which may not be modified retroactively without the written consent of the director or officer and shall not be deemed exclusive of any other rights to indemnification or advancement of expenses such person may have or to which such person may be entitled.

If a claim under this Article VIII is not paid in full by the corporation with thirty days after a written claim has been received by the corporation, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the corporation to recover advances, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such claim. In any action brought by the indemnitee to enforce a right hereunder (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking has been tendered to the corporation) it shall be a defense that, and in any action brought by the corporation to recover advances the corporation shall be entitled to recover such advances if, the indemnitee has not met the applicable standard of conduct set forth in the Michigan Business Corporation Act. Neither the failure of the corporation (including its Board of Directors, a committee of its Board of Directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Michigan Business Corporation Act, nor an actual determination by the corporation (including its Board of Directors, a committee of its Board of Directors, independent legal counsel or its shareholders) that the indemnitee has not met such applicable standard of conduct, shall be a defense to an action brought by the indemnitee or create a presumption that the indemnitee has not met the applicable standard of conduct. In any action brought by the indemnitee to enforce a right hereunder or by the corporation to recover payments by the corporation of advances, the burden of proof shall be on the corporation.

ARTICLE IX

Notwithstanding any other provisions of these Restated Articles of Incorporation, no amendment to these Restated Articles of Incorporation shall amend or repeal any or all of the provisions of Articles VI, VII, VIII or this Article IX of these Restated Articles of Incorporation, and the shareholders of the corporation shall not have the right to amend or repeal any or all provisions of the Bylaws of the corporation, unless so adopted by the affirmative vote of the holders of not less than three-fourths of the outstanding shares of stock of the corporation generally entitled to vote in the election of directors, considered for purposes of this Article IX as a class; provided, however, that in the event the Board of Directors of the corporation shall recommend to the shareholders the adoption of any such amendment of a nature described in this Article IX, the shareholders of record holding a majority of the outstanding shares of stock of the corporation entitled to vote in elections of directors, considered for the purposes of this Article IX as a class, may amend, modify or repeal any or all of such provisions.

*    *    *    *    *    *

These Restated Articles of Incorporation were duly adopted on the 11th day of August, 1997, in accordance with the provisions of Section 642 of the Michigan Business Corporation Act and were duly adopted by the written consent of all the shareholders entitled to vote in accordance with Section 407(2).

Signed this 11th day of August, 1997.

By:	/s/ Daniel M. Moore
Daniel M. Moore, Vice President, General Counsel and Secretary

Name of person or organization	Preparer’s name and business
remitting fees:	telephone number:

Dykema Gossett PLLC	D. Richard McDonald
(248) 203-0859